Investor Day 2022 NYSE and Virtual, November 8th Exhibit 99.2

Agenda Time Section Topic Speaker 2:00 – 2:25 Welcome coffee and pastries NYSE – Siebert Hall 2:30 – 2:40 OVERVIEW Who We Are and What We Do Jorge Beristain, VP – Finance 2:40 – 3:00 Key Takeaways, Industry Themes Eddie Lehner, President & Chief Executive Officer 3:00 – 3:30 MARKETS & OPERATIONS Products, End-Markets and Supply Chain Operations, Value-Add and Investments Mike Burbach, Chief Operating Officer John Orth, Executive VP – Operations 3:30 – 3:40 Break 3:40 – 4:00 CUSTOMER EXPERIENCE Digitalizing our Business Future State Apps Frank Williams, General Manager E-Commerce, Marketing, and Communication Srini Sundarrajan, Chief Information Officer 4:00 – 4:30 FINANCE & STRATEGY ESG and Results Financial Transformation and Capital Allocation Molly Kannan, Controller & Chief Accounting Officer Jim Claussen, Chief Financial Officer 4:30 – 5:00 CLOSING REMARKS, Q&A Why Ryerson Questions and Answers Eddie Lehner, President & Chief Executive Officer Jorge Beristain, VP – Finance 5:00 – 6:00 Cocktails & canapes (optional) NYSE – 1792 Restaurant

Overview

Overview Introductions Who We Are What We Do Jorge Beristain Vice President - Finance

Disclaimer Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events, including Russia's invasion of Ukraine and global trade sanctions; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; impacts and implications of adverse health events, including the COVID-19 pandemic; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2021, our quarterly report on Form 10-Q for the quarter ended September 30, 2022, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Executive Leadership Team Eddie Lehner President & Chief Executive Officer | 8 years 11 years at Ryerson 33 years of industry experience Mike Burbach Chief Operating Officer | 2 years 39 years at Ryerson 39 years of industry experience Molly Kannan Controller & Chief Accounting Officer | 8 years 14 years at Ryerson 14 years of industry experience Mark Silver Executive Vice President, General Counsel & Chief HR Officer | 7 years 10 years at Ryerson 10 years of industry experience Jim Claussen Executive Vice President & Chief Financial Officer | 2 years 21 years at Ryerson 28 years of industry experience John Orth Executive Vice President - Operations | 5 years 5 years at Ryerson 30 years of industry experience Srini Sundarrajan Chief Information Officer | 4 years 4 years at Ryerson 4 years of industry experience

RYERSON

Who We Are

Headquarters	Chicago, IL
Operating Locations	~100
TTM Revenue	$6.6B
TTM Adj. EBITDA[1]	$792M
TTM Adj. EBITDA Margin	12.1%
Market Cap[2]	$1.0B
Net Debt[3]	$426M
Global Employees	~4,000

TTM = Trailing Twelve Months as of September 30, 2022

- Leading distributor and provider of **metals solutions** with interconnected locations across North America.
- Driving **improved customer experiences** through innovation, integration and supply-chain optimization


Metal Mix
Other 1%
Aluminum 18%
Stainless Steel 27%
Carbon 54%


Shape Mix
Other 1%
Long 21%
Plate 17%
Flat 61%


Revenue ($B)
3.5
5.7
6.3
2020
2021
2022E


Diluted Earnings Per Share ($)
(1.73)
7.56
11.52
2020
2021
2022E

Shape and Metal Mix based on 2021 10-K; [1]Adjusted EBITDA excluding LIFO [2]Market Cap as of November 4, 2022 and shares outstanding as of September 30, 2022; [3]Net Debt as of September 30, 2022

7

Leading Metals Distributor and Processor 1Competitor product mixes based on respective 10-K/10-Q reports; 2Bright metals composed of stainless steel and aluminum; 3Ryerson mix as of December 31, 2021; 4Olympic’s tubular and pipe segment classified as carbon; 5Worthington is based on FY ending May 2022 and reflects Worthington Steel separation revenue announced on September 29, 2022; 6Represents Kloeckner US Revenue converted to USD at average 2021 Euro to USD rate Ryerson’s scale and intelligently interconnected network create a competitive advantage to provide customers with custom supply chain solutions 2021 Revenue Mix1 2021 Revenue ($m) 2

What We Do – At Nexus of $230 Billion Industry SUPPLIERS Primarily produce “hot metal" cast into coils, plates and bars Produce and ship large volumes Have long and potentially volatile lead times CUSTOMERS Require a variety of products/services Purchase to spot bill of materials requirements Seek value-added attributes-based partnership 75k stocked metal products enhanced by more than 80k "virtually" mapped items Interconnected North American network with ~100 company operated locations and over 400 third-party mapped locations Product and end-market expertise OUR POSITION IN THE VALUE CHAIN PROVIDES: RISK MANAGED AND VALUE-ADDED SUPPLY CHAIN SERVICES COUNTERCYCLICAL CASH FLOWS ON-DEMAND PRODUCTS AND SERVICES NETWORK REACH TO ALL POINTS OF FRAGMENTATION Industry size based on IBISWorld “Metal Wholesaling in the US” October 2022 report.

Key Takeaways Our Ryerson DNA The Ryerson Network Industry Themes Our Value Proposition Eddie Lehner President & Chief Executive Officer

Our Ryerson DNA The “how” really matters in this industry and is a primary growth driver

It Starts With Culture

Differentiated Customer-Centric Model Leveraging Scale and Integrated Network “RYERSON FAMILY” Single network National coverage Great customer experiences CONNECTIVITY Technical knowledge Processing & fabrication Logistics Inventory MULTI-CHANNEL SALES Local sales and service Customer service prospecting centers ryerson.com / e-commerce GEOGRAPHIC SCALE Service largest metals markets    to meet our customers’ needs Coast to coast service for     multi-site national customers

Intelligent Network of Service Centers Diversified (metals mix, ~40k customers, ~75k products) Availability, speed, ease, consistency Hundreds of “virtual” locations 24/7 e-commerce Digitalized customer experience Building the value chain of the future

Digitalization – “The Network Effect” Pricing Analytics Transportation Management Speed to Quote Fabrication Locator Intelligent Operating Systems ryerson.com Customer Shipment Visibility Operations Analytics Data Virtual Warehouse

Global Mega-Trends De-globalization and a supply chain re-think favor North America Decarbonization drives higher metals intensity, while emissions standards favor supply base Rising energy, labor, input costs and supply security causing metals prices to reset higher Productivity driven investment North America Trends Domestic mill consolidation  Fair trade rules have helped level the import playing field Energy transition to renewables Domestic industrial policy favors domestic metals supply Commodity investment has lagged Manufacturing customers are seeking higher value-add Industry Themes

Infrastructure and Public Health Source: BEA; Spending amounts based on Government Structures investment per Table 1.5; GDP = Gross Domestic Product; Life Expectancy, United States US Public Infrastructure Spend as % of GDP Source: National Center for Health Statistics, CDC.gov (Years)

Metals and Energy Capex Have Lagged China-driven 2000’s Commodities Super Cycle US Shale Revolution Aggregate Trailing 12-month Capex ($M) Source: Bloomberg data through October 30, 2022; Aggregate capital expenditures for all US and Canadian listed Metals & Mining, Steel and Oil & Gas companies with market capitalizations over $1 billion US Infrastructure, Electrification and Decarbonization

De-globalization Favors North America Extended Supply Chains: Penny-wise or Pound Foolish?  Global supply chains pushed to breaking point during COVID-19 Europe's energy crisis is a new variable impacting industrial manufacturing Asia's critical components shortage caused global production bottlenecks North America is best risk-adjusted location for manufacturers

Each new GWh of clean power requires 6x steel, aluminum and copper versus coal-fired power1 500,0002 new Electric Vehicle charging stations to be built nationwide (~10x current) Batteries for both mobile and stationary storage represent large new consumers of metals Decarbonization Is Metals Intensive Clean Energy Require Massive Infrastructure Upgrades 1Source: McKinsey.com/The Raw Materials Challenge How the Metals and Mining Sector Will be at the Core of Enabling the Energy Transition - Energy Agency (IEA); 2 Inflation Reduction Act

Processed metals generally reset higher over time and are an inflation hedge Reflect not only higher energy, labor and input costs, but increasingly supply security  Ryerson benefits from a higher price environment and is improving its mix and value-add against backdrop of price tailwind Commodities Pricing Support Key Commodity Prices Across Time Source: Bloomberg; 2023 Futures effective November 4, 2022; HRC = Hot Rolled Coil; LME = London Meals Exchange; WTI = West Texas Intermediate Crude Oil

Steel Consolidation and Fair Trade Domestic steel mill consolidation: Top 4 now account for 84% of production1  Steel imports have settled at 24% of market versus 29% peak seven years ago; indirect imports remain an issue due to off-shoring2  Ryerson sells mostly domestic produced metals and benefits when local producers gain share 1Source: JPMorgan, 2022 data is through September 30; 2Steel Market Update

Supportive Government Policies

Customers Seek More Value-Add Manufacturers are labor and capital constrained, looking for trusted long-term business partners  Re-thinking extended supply chains Re-shoring facilities Relying more on outside metals suppliers and processors Ryerson is answering the call with Customized Metal Solutions

Our Value Proposition De-risked business with a fortified Balance Sheet and debt structure  Supportive themes such as on-shoring, infrastructure spend and customers seeking more value-add Re-investing for growth in value-add, bright metals and digital experience Returning cash to shareholders via growing dividends, share buybacks Ryerson has done a 180⁰ capital allocation pivot Financial Transformation Snapshot ($M)

Industrial Metals Solutions Made Easy

Markets & Operations

Ryerson Operating Model Diverse Products End-Markets Supply Chain Expertise Mike Burbach Chief Operating Officer Operational Excellence

Ryerson Operating Model OPERATIONAL EFFICIENCY MARGIN EXPANSION PROFITABLE GROWTH Product and customer mix optimization Value-added processing Value-added pricing Supply chain innovation, architecture and leadership Market share growth through refining the customer experience  Multi-channel sales and distribution platform  Investment in value-added capabilities  Strategic acquisitions  Digitalization roadmap  Expense and working capital leadership Significant operating leverage Speed Scale Network  and footprint optimization

Diverse Product Mix Product mix is based on 2021 sales as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2021. Long 4% Flat 12% Plate 2% Long 13% Flat 31% Plate 10% Long 4% Flat 18% Plate 5% Red Metals & Other 1%  Carbon & Alloy 54% Stainless Steel 27% Aluminum 18%

Product Offering – Custom Solutions Carbon Aluminum Stainless Flat Long Plate Fabricated Burn/ Cut As-Is Metal Shape Processing Carbon Plate Burn/ Cut x Numerous metal/ shape/process combinations Contract or Transactional pricing/duration = Attractive margin combinations

Moving Up the Value Chain Advanced Processing

First Stage Processing Customers get what they need, which maximizes labor force use, manufacturing space and optimizes working capital Economies of scale for processing machinery utilization/uptime Effective use of inventory buying in bulk and then cut to correct size or length Higher margin than traditional pick-and-pull distribution business

Advanced Processing Advanced fabrication capitalizes on increased customer demand for outsourced complex parts and sub-assemblies Provides a growth platform beyond industry projections Higher margins achieved by de-linking from underlying commodities Minimal customer turnover as cost to change part suppliers is high due to start-up costs

Diverse End-Markets  Metal Fabrication & Machine Shops
27% Industrial Machinery & Equipment
18% Commercial Ground Transportation
13% Consumer Durable
10% Food
Processing
& Ag.
9% Construction Equipment
9% 7% HVAC/ (Climate) 3% Oil & Gas 4% All Other Secular Trends: Electric Vehicles Cloud Infrastructure Automation Renewable Energy E-Commerce Logistics Infrastructure End market percentages are based on 2021 sales as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2021.

Industrial Machinery and Equipment Broadly diversified sector includes machinery manufacturers, chemical industries, power generation and electrical equipment General manufacturing-related sector. Later cycle end-market due to nature of long-lead equipment Source: MarketLine Industry Profile – Machinery in the US December 2021 Industrial Machinery and Equipment

Commercial Ground Ryerson supplier to multiple modes of commercial ground transportation We sell to most major Class 8 truck producers in North America ~70% of freight tonnage in US moved through trucks per American Trucking Association Source: ACT Class 8 Production, September 2022

Consumer Durable Residential Construction, household formation and regulatory energy efficiency standards drive growth Greater appliance connectivity and automation influence model upgrades We supply processed carbon & stainless flat rolled, tubing and other metals Source: IBIS World Major Household Appliance Manufacturing, Sept. 2022 CAGR 1% US Home Appliance Manufacturing Market ($B)

HVAC/Climate Green Buildings, increasing consumer installation of smart HVAC systems are key demand drivers Inflation Reduction Act credits, product innovation and technological advancement drive greater demand Ryerson supplies 4 out of 6 largest HVAC producers and is aggressively targeting growth in wind and solar Source: IBISWorld Heating & Air Conditioning Equipment Manufacturing, November 2021 CAGR +2%

Emerging Markets Charging infrastructure for Electric Vehicles (EV) could grow 10x1 Inflation Reduction Act and federal tax credits accelerating manufacturing growth in the space, particularly with emphasis on domestic supply base Doubling of US solar installations to 200 GWh expected over the next five years according to industry forecasts Ryerson is targeting metals and fabricated parts supply for new EV manufacturers, charging infrastructure and battery producers Source: Average of Wall Street estimates 1Inflation Reduction Act

Supply Chain – Managing Complexity Top 30 vendors = 85% of purchases Imports equal roughly 10% of our purchases Challenging supplier performance metrics – on time and complete Ongoing development of internal tools for customer forecasting and vendor purchase execution and tracking 2020 2021 1Imports into United States and Canada only

Best in class inventory management and Days of Supply Internal tools & systems to capture vendor activities, customer forecasts and usage Visibility to inventory across Ryerson network, master distributors and mill depots Diverse & Long-Term Supplier Partners Supply Chain Analytics Vendor Relationship Management SIOP Inventory Stratification Virtual Warehouse / IVY Leverage North American Network 1Aged inventory is classified as any material over 360 days old; 2Based on an average inventory cost of $2,500 per ton Supply Chain – Expertise 12K tons reduction translates to $30M in inventory reduction2 Aged Inventory1 (000’s tons)

Supply Chain – Long Term Partnerships

Operational Excellence Safety Network Optimization Operating Efficiency Automation John Orth Executive Vice President - Operations

Safety Commitment Drives Success Maintaining a safe workplace is one of our core values evidenced by our consistent outperformance of the industry Focusing on health, safety and wellness has the benefit of positively impacting employee morale, and attracting and retaining a talented workforce Investing in our employees’ general physical and social wellbeing, including offering programs to improve fitness and resources that support mental health are focus areas for Ryerson Zero 0.53 2.08 Over half of our facilities operated with zero OSHA recordable injuries for 2021 Our 2021 OSHA rate1 was significantly better than industry average of 3.52 Our 2021 DART was 0.53 which compares to 0.33 in 2020 and 0.97 in 20193 1 Measured as the number of OSHA (Occupational Safety and Health Administration) recordable injuries per 100 workers 2 As reported in 2020 by the BLS (Bureau of Labor Statistics) 3 This reports Days Away Restricted or Transferred

RPS (Ryerson Production System) Certified sites are positively impacting the P&L  Outperforming the average across key operational and financial metrics Scalability of lessons learned throughout our network Safety Productivity Operating Expense Management On Time Delivery Scrap Improvement

ROAD (Ryerson Operations Analytics Data) Real time asset condition monitoring to improve productivity and service Machine-based data collection enhances productivity via better information and KPIs Visual Management and Operator Engagement through live dashboards and automated shift summary emails and reports Process efficiency using detailed Customer specifications and optimized production scheduling Inventory management improved with less vendor defects and scrap analytics Improvement cycle via monthly calls on successes/challenges and best practices

Benefits of Automation Reduced workplace accidents Increased profitability through cost savings and scalability Enhanced visibility to inventory management Consistent quality through fewer errors Skilled labor attraction and retention

Network Optimization Pillars MONETIZE & MODERNIZE Monetize our valuable industrial real estate and then modernize by investing in greenfield state-of-the-art facilities FOOTPRINT OPTIMIZATION Leverage analytics to maximize the profitability of our existing intelligently connected network of service centers  VALUE-ADD INVESTMENT Provide value-add processing to our customers to streamline their supply chain beyond traditional service center

Automated Laser and Fabrication Center Brownfield expansion of existing facility in 2023 located in Portage, IN Automation and optimized supply chain model drive our value proposition  High quality parts, short lead times and best-in-class delivery servicing multiple sales channels, markets and industries Greater than 40% IRR driven by market share growth

Pacific NW Growth and Modernization  New 214,000 square foot facility  Located in Centralia, Washington  Services Pacific Northwest State-of-the-art facility with advanced processing capabilities for sheet, plate and long products Funded in part through sale of legacy Renton, WA facility

New Midwest Long Products Hub  New CS&W headquarters and long product hub with 900,000 square foot facility operational in Q2 2023  Located in University Park, IL, south of Chicago with direct access to major interstates and broad geographic area Significant investment in technology and automation including autonomous side loaders Clean power solar farm

Break

Customer Experience

Digitalizing Our Business Srini Sundarrajan Chief Information Officer Frank Williams General Manager of E-Commerce, Marketing and Communication The Customer Experience Future State Apps

Customer Experience – The Driving Force Customers need: Quick delivery of complete quotes Efficiency Transparency Insights Our employees need:  Tools that are customized to our business Real-time information Simplicity More ways to say yes

Insights Transparency Digitalizing Our Business CUSTOMER VIRTUAL WAREHOUSE PRODUCER METALS Response Speed Complete Response Efficiency

Emissions Illuminator: Go Green! Compares supply chain options based on carbon emissions estimates

Future State Apps Delivering the best-in-class customer experience is our mission. We are investing in proprietary, next-generation applications to enable this future mobile-first fast/easy full-service metal universe developed in-house

Benefiting Customers Through Tools Consolidating and modernizing the ERP Adopting SaaS tools Developing apps that are purpose-built for Ryerson Applications are integrated to work together using APIs The more pieces we put together, the stronger the business benefit Quick Quoting CRM Customer Inventory Production System Virtual Warehouse Truck Tracking ryerson.com Supplier Management ERP

Innovation in Metal Using agile framework: Development led by product owners from the business Strong internal web development teams paired with proven digital agencies Low-code app development DevOps process and Cloud-first approach Machine learning and analytics

Developing Leading Edge Digital Tools Initiatives are determined by prioritized needs and led by the business Modern interfaces with ease of use built into the design Consistent look and feel across applications Apps simplify the business process, reduce friction and improve the customer experience

Finance & Strategy

Finance & Strategy Environmental, Social & Governance Current Financial Highlights Molly Kannan Corporate Controller & Chief Accounting Officer

Transparent, Sustainable Growth Emissions baseline estimate established ESG Committee established Focus on circular economy and sustainable products Continued focus on Diversity, Equity and Inclusion  Talent and future workforce Data security focus Inaugural ESG Report to be published by year-end 2022 Emissions Baseline, 2021 98k tCO2e Scope 1 & 2 Ryerson baseline emissions estimate of 98,000 Tons of Carbon Dioxide

Low Carbon Emissions Footprint 9 16 17 23 27 32 53 88 31 Industrial Supplier 1 Ryerson Metals Distr. 1 Retail Wholesaler 1 Metals Distr. 2 Retail Wholesaler 2 Metals Distr. 3 & Retail Wholesaler 3 Industrial Supplier 2 Online Retailer 1 Metals Distr. 4 Distributor Peers 2020 Scope 1 and 2 mt CO2e / $M Revenue Metals Peers 2020 Scope 1 and 2 mt CO2e / $M Revenue EAF producer Distributor emissions are much lower than producer emissions, typically <100mt CO2e / $M revenue 500+ BF/BOF producer 1,000+ Metals Company Non-metals Company EAF = Electric Arc Furnace, BF = Blast Furnace, BOF = Basic Oxygen Furnace; Ryerson number is 2021; all others are 2020 values for global emissions

1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on November 2, 2022 YTD Q3 2022 Key Financial Metrics  Net Sales Gross Margin Net Income1  Diluted Earnings per Share Debt $5.04B 22.8% $415.1M $10.78 $476.9M +21.6% YoY +300 bps YoY +$227.2M YoY +$5.94 YoY -$195.7M YoY Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Earnings per Share Net Debt 1,564k 20.9% $553.3M $11.11 $426.0M -3.5% YoY -590 bps YoY -$68.6M YoY +$6.34 YoY -$206.7M YoY

YTD Q3 2022 Selected Metrics YTD Q3 2022 Investment 2022 Projection $71M $100M Capital Investment Expenses Expenses / Sales +$14M -200 bps Expense Management Compared to YTD Q3 2021 Inventory Days of Supply Cash Conversion Cycle 79 79 Asset Management Cash from operating activities Free Cash Flow Yield1 $320M 26.9% Cash Flow Investing in speed, value-add, automation and digitalization Expenses increased $14.4M, or 2.7%, year-over-year Cash flow generation was driven by strong operating profit The Company’s cash conversion cycle remained constant year-over-year See Ryerson’s 8-K filed on November 2, 2022. 1Free Cash Flow Yield is calculated based on YTD cash flow divided by period end market capitalization

Diluted EPS1 of $1.46 and Adj. diluted EPS1 of $1.48 on $1.54 billion of revenue Net Income of $55 million and Adjusted EBITDA, excluding LIFO2 of $79 million  Generated Operating Cash Flow of $152 million and Free Cash Flow3 of $124 million Redeemed final $50 million outstanding balance of 8.50% senior secured notes due 2028 Reduced debt to $477 million and net debt4 to $426 million   Increased book value of equity5 to $893 million up from $851 million at June 30, 2022 Announced a fourth quarter 2022 dividend of $0.16 per share, a 7%  increase from prior quarter Completed acquisition of Howard Precision Metals, Inc. Completed acquisition of Excelsior Inc., subsequent to quarter-end Current Financial Highlights – Q3 2022  1Earnings per Share; 2For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 3Free Cash Flow is defined as Net Cash provided by operating activities less net capital expenditures; 4Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash; 5Book value of Equity is defined as Total Assets less Total Liabilities

1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on November 2, 2022 Q3 2022 Key Financial Metrics   Net Sales Gross Margin Net Income1  Diluted Earnings per Share Debt $1.54B 17.6% $55.1M $1.46 $476.9M -11.5% QoQ -910 bps QoQ -$141.3M QoQ -$3.64 QoQ -$56.6M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Earnings per Share Net Debt 512k 16.2% $78.5M $1.48 $426.0M -2.3% QoQ -630 bps QoQ -$145.7M QoQ -$3.83 QoQ -$66.1M QoQ

Commodity Pricing Environment Commodity indices reset driven by macroeconomic global headwinds Source: Bloomberg

Transitory Margin Impact Average Selling Prices reset faster and ahead of Cost of Materials Sold As replacement inventory material tracks lower (Receipt Cost), margins recover in coming periods 1Commodity Index is sourced from Bloomberg commodity data weighted to Ryerson’s metals sales as reported in 2021 10-K 1

Full Year 2022 Guidance Net Sales Net Income1 Adj. EBITDA, excl. LIFO $6.29 - 6.34B $442 - 445M $593 - 597M Q4 2022 Guidance Revenue of $1.25B to $1.30B Net Income of $27 - $30M Adj. EBITDA excluding LIFO of $40 - $44M EPS of $0.70 – $0.78 Annual Diluted Earnings per Share 2 1Net Income attributable to Ryerson Holding Corporation; 2Diluted EPS of $11.52 represents the inclusion of Q4 2022 Guidance midpoint of $0.70 - $0.78 range added to YTD Q3 2022 financials. See Ryerson’s 8-K filed on November 2, 2022

Targets Achieved 20% Gross Margins excluding-LIFO 70 – 75 Days of Supply 2x Net Debt-to-EBITDA

Finance & Strategy Financial Transformation Capital Allocation Targets Jim Claussen Executive Vice President & Chief Financial Officer

Financial Priorities BALANCE SHEET MINDFULNESS Maintain leverage ratio through the cycle of 0.5x to 2.0x  RE-INVEST IN BUSINESS Invest in strong ROI capital projects Continue digital infrastructure initiatives to drive excellent customer experiences Disciplined, strategic M&A RETURNS TO SHAREHOLDERS Dividends Continue opportunistic deployment of $75M, two-year share repurchase program

Financial Transformation Since 2014 Reduced total debt by over $750 million  Reduced annual interest payments by approximately $70 million Increased Revolving Credit facility capacity to $1.3 billion Reduced pension liability by approximately $190 million Increased Book Value of equity1 over $1 billion  Lowered cash conversion cycle by 15 days  Generated over $600M in Free Cash Flow2 2019-2021 Instituted a dividend program in Q3 2021 Repurchased $50M in outstanding shares in the past 12 months Data reflect changes between 12/31/14 and 9/30/22; 1Book value of Equity is defined as Total Assets less Total Liabilities; 2Free Cash Flow is defined as Net Cash provided by operating activities less net capital expenditures

High Yield Notes Fully Repaid Interest savings, refinance risk removed, and debt covenants improved  1 1Represents management’s estimate of high yield interest only, full interest expense paid can be found in our GAAP Financials in the Appendix

Net Leverage vs Long-Term Targets We remain below our previous target 2.0x net leverage target 1Calculated using net debt and trailing twelve-month Adj. EBITDA excluding LIFO as of September 30, 2022 1

Working Capital, Cash Conversion Cycle Structural reduction in cash conversion cycle has mitigated the cash use during a period of commodity inflation

Free Cash Flow Through the Cycle Ryerson has generated cash through both metals up- and down-cycles

Gross Margin and Expense vs Sales We have increased our Gross Profit as a percent of sales over time by increasing Transactional Sales and Value-Add, while Expense ratio has fallen

Transactional and Value-Added Sales Structural margin growth driven by increased Transactional and Value-Added sales

Variabilized Expense Structure Progress achieved with a more variable expense structure. Compensation & Benefits is our largest Service Center expense component. Warehousing, Delivery, Selling, General and Administrative Expense 1 1 Based on 2021 expenses

Operating Metrics – Ahead of Peers Inventory Days of Supply Expense % of Sales Excl. D&A, One-Time Items Competitor averages are based on Ryerson’s analysis of financial information disclosed in competitors’ SEC filings and include Reliance Steel & Aluminum, Olympic Steel, Kloeckner Metals and Russel Metals. Expense % excluding D&A and one-time items is a non-GAAP financial measure; A reconciliation for Ryerson of this non-GAAP financial measure to the comparable GAAP measure is included in the Appendix. We have successfully reduced working capital tied up in inventory through better analytics and managed overhead expense  Ryerson Competitor Average

Market Share – Outpacing Competition Outpaced the industry on a tons per day basis sold and against a challenging market RYI = Ryerson, MSCI = Metals Service Center Institute, the industry benchmark for volume market share

Capital Allocation Plan Strong free cash flow generation $100M ’22 plan: $74m for modernization and Value-Add Progressively raised to $0.16 per share Track record of successful acquisitions $51M repurchased since ’21; New $75M authorization CAPEX DIVIDENDS BUYBACKS M&A Supports increases in 4 key pillars of Capital Allocation

Dividend Payments Trend Higher Current dividend yield of 1.6% is comparable to the S&P 500 average of 2% yield between 2011 to 20212  1Yield for 2021 is based on actual payments and non-annualized; Based on share price as of October 31, 2022, of $33.55 2Source: https://www.investopedia.com/articles/markets/071616/history-sp-500-dividend-yield.asp 1

Capital Expenditures Shift to Growth Operating model improvements and reduction of debt service has substantially grown our ability to re-investment in the business

M&A Strategy – More Value-Add Market Share Expansion Product Expansion Value-Add Processing Acquire capabilities and IP to enhance the customer experience Purchases accretive to gross margin & Adj. EBITDA excl. LIFO Focus on Value-Added processing Broaden transactional customer portfolio Enhance supply chain network and service points The 17 acquisitions since 2010 include Sunbelt-Turret-Wilcox which are 3 companies shown as one bubble in chart

Case Study: Central Steel & Wire Acquired July 2018 for $164 million. CS&W capital returned: ~$100 million of working capital taken out ~$50 million in asset sales proceeds >35% Return On Investment (ROI)1 since investment close of July 2018 Long product franchise, enhanced inventory position and a new state-of-the-art facility will further improve customer service and lower our operating costs 1ROI is based on transaction close through Q3 2022

Howard Precision Metals High-quality, precision-cut aluminum service center Minimal customer overlap and natural product line extension Value-added processes, such as non-ferrous saw cutting increase network capabilities in Mid-West Excelsior, Inc. Large-scale materials, complex assemblies and millwright services Customer base in attractive growth markets such as electric vehicles and solar fabrication Strategic fit strengthens value-add profile in the West M&A – Howard and Excelsior

Lower Interest Expense Frees up Cash Returns Capital Allocation pivoting toward shareholder returns and re-investing in business. Higher capex and M&A funded by structurally higher EBITDA Dividends & share repurchases funded by interest expense savings 2022F share repurchases reflect Q3 2022 YTD amount. 2022F dividends included Q4 declared dividend of $0.16/share.

Increased Operating Cash Flow Expands Options Historical Uses of Cash1 Future Potential Uses (Illustrative)2 1Represents 2014 – YTD Q3 2022 capital allocation; 2Subject to maintenance of target leverage ratios; 3Indicates growth and maintenance capital expenditure as well as acquisitions Mindful of our Balance Sheet, cash flow pivot to growth and shareholder returns

Next Phase Targets

Next Phase Targets OUTGROW MSCI  Pursue incremental high margin growth Achieve >60% transaction revenue Increased value-add ratio to 20% of sales $350-400M “MID-CYCLE” EBITDA Gross Margin 21 - 23% Expense-to-Sales 13 - 15% ENVIRONMENT & STEWARDSHIP Publish inaugural Environment, Social & Governance report end of 2022 Develop long-term plan around reducing carbon footprint 80% by 20401 1Long-Term Carbon Reduction Plan addresses Scope 1 and 2 Emissions

Closing Remarks

Key Takeaways Performance vs Market Why Ryerson Eddie Lehner President & Chief Executive Officer

Performance vs Market Prices in USD at November 4, 2022. CAGR based on share prices appreciation. RYI CAGR 12% S&P 500 CAGR 8% +328% on April 21, 2022 $44.09

Performance vs Peers and Market Prices in USD at November 4, 2022; Service Center peers include: WOR, RS, ZEUS, RUS-TSX, KCO.DE and represents an equally weighted price average composite. CAGR based on share price appreciation. RYI CAGR 12% Service Center Peers CAGR 7%

The time to invest in the renewal and modernization of our infrastructure is now  That goes beyond the clichés of potholes and traffic jams, extending out to the mobility, energy, communications, and wellness infrastructures that we all rely on for every interaction with the world today. Metal provides the foundation for such efforts. It is the essential material of our time. The most sustainable material at-scale and in mass in the world, marking humankind’s progress throughout history.1 It’s time to build. And it’s time to elevate the issue. 1American Iron and Steel Institute – steel.org/sustainability

Why Ryerson Outperformance versus metals peers, distributors and broader market Tailwinds such as on-shoring, infrastructure spend and customers seeking more value-add Re-investing for growth with focus on value-add, bright metals and best digitalized Customer Experience Capital allocation pivot with balance sheet mindfulness toward growth and shareholder returns We value your support – best is yet to come! Return on Invested Capital versus Peers

Questions & Answers

Appendix

Non-GAAP Reconciliation Note: EBITDA represents net income before interest and other expense on debt, provision for income taxes, depreciation and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain on bargain purchase, gain on sale of assets, loss on retirement of debt, loss on pension settlement and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Adjusted Net income and Adjusted Earnings per share is presented to provide a means of comparison with periods that do not include similar adjustments.

Non-GAAP Reconciliation: Adjusted Net Income Q3 2022 reported net income1 of $55.1 million reflects a $0.6 million gain on bargain purchase and a $1.5 million loss on the early retirement of debt. Adjusted earnings were $55.8 million in Q3 2022 1Net Income attributable to Ryerson Holding Corporation

Non-GAAP Reconciliation: Annual Adj. EBITDA, excl. LIFO

Non-GAAP Reconciliation: Quarterly Adj. EBITDA, excl. LIFO

Non-GAAP Reconciliation: Net Debt and Leverage LTM Q3 2022 is trailing twelve-month Adj. EBITDA excluding LIFO as of September 30, 2022 and Next Debt as of September 30,2022

Sales Trends – Product Mix Source: Ryerson Annual 10k’s

Sales Trends – Shape Mix Source: Ryerson Annual 10k’s

Sales Trends – End Markets Mix Source: Ryerson Annual 10k’s